Exhibit 99.1

OneBeacon Insurance Group, Ltd.

Investor Financial Supplement

March 31, 2012

OneBeacon Insurance Group, Ltd.

Address:

601 Carlson Parkway, Minnetonka, MN 55305 (U.S. Corporate Headquarters)

Internet address:

www.onebeacon.com

Common Stock

Common Stock of OneBeacon Insurance Group, Ltd. is traded on the New York Stock Exchange under the symbol “OB”.

Insurance Financial Strength Ratings

	A.M. Best	S&P	Fitch	Moody’s
Rating	A	A-	A	A2
Outlook	Stable	Stable	Stable	Stable

Transfer Agent	Company Contact
Wells Fargo Bank N.A.	Todd Mills
Shareowner Services	Treasurer
161 North Concord Exchange	781-332-7442
South St. Paul, MN 55075-1139
1-800-767-3330

This report is for informational purposes only and should be read in conjunction with documents filed by OneBeacon Insurance Group, Ltd. (the Company) with the U.S. Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

OneBeacon Insurance Group, Ltd.

Investor Financial Supplement

Table of Contents

Basis of Presentation	i - iii
Safe Harbor Statement	iv

Consolidated Results
Consolidated Financial Results	1
Consolidated Statements of Operations and Comprehensive Income (Loss)	2
Comprehensive Income (Loss), Net Income (Loss) and Operating Income (Loss)	3
Computation of Return on Equity Measures	4
Consolidated Balance Sheets	5
Book Value Per Share	6
Consolidated Pre-Tax Results from Operations	7
Consolidating Pre-Tax Results from Operations For the Three Months Ended March 31, 2011 and 2012	8
Consolidating Loss and LAE Reserve Summaries For the Three Months Ended March 31, 2011 and 2012	9

Specialty Insurance Operations
Pre-Tax Results from Operations	10
Consolidating Pre-Tax Results from Operations by Major Underwriting Unit For the Three Months Ended March 31, 2012	11

Other Insurance Operations
Pre-Tax Results from Operations	12

Investing, Financing and Corporate Operations
Pre-Tax Results from Operations	13
Investment Results Pre-Tax	14
Investment Returns	15
Composition of Invested Assets	16
Capital Structure	17
Interest Coverage	18

OneBeacon Insurance Group, Ltd.

Basis of Presentation

Presentation

•                 OneBeacon’s reportable segments are Specialty Insurance Operations, Other Insurance Operations and Investing, Financing and Corporate Operations.

•                 Specialty Insurance Operations is a collection of niche businesses that are aggregated into three major underwriting units for financial reporting: MGA Business, Specialty Industries and Specialty Products.   MGA Business includes Collector Cars and Boats, A.W.G. Dewar and OneBeacon Entertainment.  Also included in MGA Business is OneBeacon’s newest specialty business, OneBeacon Program Group.  Specialty Industries includes International Marine Underwriters, OneBeacon Technology Insurance, OneBeacon Accident Group, OneBeacon Government Risks and OneBeacon Energy Group.  Specialty Products includes OneBeacon Professional Insurance, OneBeacon Property and Inland Marine, OneBeacon Specialty Property and OneBeacon Excess and Surplus.

•                 Other Insurance Operations includes the non-specialty Commercial Lines business that was subject to the renewal rights agreement with The Hanover Insurance Group that began with January 1, 2010 effective dates, the traditional personal lines business that was subject to the sale to Tower Group, Inc. completed July 1, 2010, other run-off business and certain purchase accounting adjustments relating to OneBeacon’s acquisition by White Mountains.

•                 Investing, Financing and Corporate Operations includes the investing and financing activities for OneBeacon on a consolidated basis, and certain other activities conducted through the top holding company, OneBeacon Insurance Group, Ltd., and its intermediate subsidiaries.

•                 On February 22, 2012, OneBeacon completed the sale of its AutoOne Insurance (“AutoOne”) business to Interboro Holdings, Inc. (“Interboro”).  Formed in 2001, the AutoOne division has offered products and services to assigned risk markets primarily in New York and New Jersey. AutoOne had been included within the Other Insurance Operations segment, however, as a result of entering into the AutoOne Purchase Agreement, AutoOne has been presented as discontinued operations in the statements of operations with the prior periods reclassified to conform to the current presentation. Assets and liabilities reflective of the sale have been presented as held for sale in the December 31, 2011 consolidated balance sheet.

•                 The key measure of relative underwriting performance for an insurance company is the combined ratio. An insurance company’s combined ratio under accounting principles generally accepted in the United States of America (“GAAP”) is calculated by adding the ratio of incurred loss and loss adjustment expenses (“LAE”) to earned premiums (the “loss and LAE ratio”) and the ratio of policy acquisition and other underwriting expenses to earned premiums (the “expense ratio”). A combined ratio under 100% indicates that an insurance company is generating an underwriting profit. However, when considering investment income and investment gains or losses, insurance companies operating at a combined ratio of greater than 100% can be profitable.

•                 NM - Not meaningful

i

OneBeacon Insurance Group, Ltd.

Basis of Presentation (Continued)

Non-GAAP Financial Measures

•                 This financial supplement includes non-GAAP financial measures that have been reconciled to their most comparable GAAP financial measures.  Management believes these measures to be useful supplements to the comparable GAAP measures in evaluating the Company’s financial performance.

•                 Operating income (loss) is a non-GAAP financial measure that excludes net realized and unrealized investment gains (losses) and the related tax effects from net income (loss) attributable to OneBeacon’s common shareholders.  Management believes that this non-GAAP financial measure provides a useful alternative picture of the underlying operating activities of the Company to the GAAP measure of net income (loss) attributable to OneBeacon’s common shareholders, as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions.  Although key to the Company’s overall financial performance, management believes that realized and unrealized investment gains or losses are largely independent of the underwriting decision-making process. The reconciliation of net income (loss) attributable to OneBeacon’s common shareholders to operating income (loss) is included on page 3.

•                 Operating income (loss) per share is calculated by dividing operating income (loss) (a non-GAAP financial measure described above) by the weighted average number of common shares outstanding.  Management believes that operating income (loss) per share is a useful alternative picture of the underlying operating activities of the Company as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions.  Net income (loss) attributable to OneBeacon’s common shareholders per share is the most directly comparable GAAP measure.  As described above, the reconciliation of net income (loss) attributable to OneBeacon’s common shareholders to operating income (loss) is included on page 3. The calculation of operating income (loss) per share is also included on page 3.

•                 Adjusted OneBeacon’s common shareholders’ equity excluding cumulative net unrealized investment gains and losses, after tax, and accumulated other comprehensive income (loss) (AOCI/L), the average of which is used in calculating operating returns, is derived by excluding cumulative net unrealized investment gains and losses and net foreign currency gains and losses on investments, after tax, and accumulated other comprehensive income or loss AOCI/L from OneBeacon’s common shareholders’ equity.  For the reasons described above, management believes that it is appropriate to remove the variability in the timing of unrealized investment gains and losses and net foreign currency gains and losses on investments, after tax, and other comprehensive income and loss items when analyzing certain performance measures.  The reconciliation of OneBeacon’s common shareholders’ equity, the most closely comparable GAAP measure, to adjusted OneBeacon’s common shareholders’ equity excluding cumulative net unrealized investment gains and losses, after tax, and AOCI/L, is included on page 4.

•                 Combined ratio before catastrophes; combined ratio before catastrophes and prior accident year development; and combined ratio before catastrophes, prior accident year development and long-term incentive compensation (LTIP) expense are non-GAAP financial measures which are derived by excluding catastrophes, prior accident year development and LTIP expense, individually and cumulatively from the GAAP combined ratio.  A catastrophe is a severe loss, resulting from natural or man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. Development on prior accident year losses generally results from changes in facts or events about the underlying loss or related loss adjustment expenses from that known and judgments made at the time the loss was incurred. Similar to catastrophe losses, development on prior accident year losses is not predictable. OneBeacon expenses the full cost of all of its long-term incentive compensation. OneBeacon believes that a discussion of the effect of catastrophes, prior accident year development and LTIP expense on the GAAP combined ratio is meaningful for investors to understand the variability of periodic earnings. The reconciliation of these non-GAAP financial measures to the GAAP combined ratio, the most closely comparable GAAP measure, is found on pages 7, 10, and 11.

OneBeacon Insurance Group, Ltd.

Basis of Presentation (Continued)

Non-GAAP Financial Measures (continued)

•                 Pre-tax operating income before interest expense on debt is a non-GAAP financial measure that excludes net realized and unrealized investment gains and losses as well as interest expense on debt from pre-tax income.  Management believes that pre-tax operating income before interest expense on debt provides a useful alternative picture of the underlying operating activities of the Company to the GAAP measure of pre-tax income, as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions.  Although key to the Company’s overall financial performance, management believes that realized and unrealized investment gains or losses are largely independent of the underwriting decision-making process. The reconciliation of pre-tax income to pre-tax operating income before interest expense on debt is included on page 18.

•                 Interest coverage is calculated by dividing adjusted pre-tax operating income before interest expense on debt (a non-GAAP financial measure described above) by interest expense on debt.  Management believes that interest coverage is a useful supplement to understanding the Company’s capital position.  The reconciliation of the numerator to the most closely comparable GAAP measure is described above.  The calculation of interest coverage is included on page 18.

OneBeacon Insurance Group, Ltd.

Safe Harbor Statement

Forward-looking statements contained in this presentation are based on the Company’s assumptions and expectations concerning future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. OneBeacon’s forward-looking statements could be affected by numerous foreseeable and unforeseeable events and developments such as exposure to catastrophe, or other large property and casualty losses, adequacy of reserves, risks associated with implementing business strategies, levels and pricing of new and renewal business achieved, credit, interest, currency and other risks associated with the Company’s investment portfolio, changes in accounting policies, and other factors identified in the Company’s Forms 10-Q and 10-K filed with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information contained herein, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company disclaims any obligation to publicly update or revise any forward-looking information or statements.

OneBeacon Insurance Group, Ltd.

Consolidated Financial Results

(in millions, except per share amounts)

	Three Months Ended					Year Over
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Year 3 Mo
	2011	2011	2011	2011	2012	% Change
Highlights
Comprehensive income (loss) (see p.2 and 3)	$42.0	$15.5	$(32.7)	$19.1	$44.2	5.2%
Net income (loss) (see p.2 and 3)	41.9	15.5	(32.9)	30.6	44.0	5.0%
Operating income (loss) (see p.3)	26.9	8.3	(2.1)	15.1	24.6	-8.6%

							As of	As of
							Dec 31, 2011	Mar 31, 2012	% Change
Per Share Amounts
Book value per share (see p.6)							$11.56	$11.93	3.2%
Growth in book value per share, including dividends, in the quarter [1]									5.0%
Growth in book value per share, including dividends, in the last twelve months on an IRR basis [2]									4.2%
Common shares outstanding [3]							95.1	95.4	0.3%
Operating income (loss) per share (basic & diluted) (see p.3)	$0.28	$0.09	$(0.02)	$0.16	$0.26	-7.1%
Weighted average common shares outstanding (basic & diluted) [3]	94.4	94.7	95.1	95.1	95.2	0.8%

Financial Ratios						Point Change
GAAP ratios:
Specialty Insurance Operations (see p.10)
Loss and LAE ratio	54.8%	56.3%	57.8%	48.1%	50.2%	4.6
Expense ratio	39.5%	38.7%	36.5%	36.9%	38.9%	0.6
Combined ratio	94.3%	95.0%	94.3%	85.0%	89.1%	5.2

Consolidated (see p.7)
Loss and LAE ratio	53.2%	55.7%	56.7%	62.8%	54.7%	(1.5)
Expense ratio	40.1%	39.4%	37.6%	37.5%	38.9%	1.2
Combined ratio	93.3%	95.1%	94.3%	100.3%	93.6%	(0.3)

							As of	As of
							Dec 31, 2011	Mar 31, 2012	Change
Balance Sheet
Total investments (see p.5)							$2,707.6	$2,655.5	-1.9%
Total OneBeacon’s common shareholders’ equity (see p.5)							$1,099.8	$1,138.4	3.5%

Ratio of debt to total capital (see p.17)							19.7%	19.2%	(0.5	)pts

[1] Includes a quarterly dividend paid of $0.21 per share paid in March 2012.

[2] Internal rate of return (IRR) calculated based on beginning book value per share, dividends paid and ending book value per share.  Includes dividends of $0.84 per share (a quarterly dividend of $0.21 per share) and a special dividend of $1.00 per share paid in June 2011.

[3] Common shares outstanding and weighted average common shares outstanding include the impact of unvested restricted shares and also the impact of repurchases of Class A common shares made through the company’s share repurchase program.

OneBeacon Insurance Group, Ltd.

Consolidated Statements of Operations and Comprehensive Income (Loss)

($ in millions)

	Three Months Ended					Year Over
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Year 3 Mo
	2011	2011	2011	2011	2012	% Change

Earned premiums	$245.1	$247.5	$258.6	$264.3	$272.8	11%
Net investment income	21.0	18.7	16.1	15.6	14.7	-30%
Net realized and unrealized investment (losses) gains	23.1	11.0	(47.4)	23.9	29.8	29%
Net other revenues (expenses)	0.8	(11.5)	0.1	(0.1)	0.1	-88%
Total revenues	290.0	265.7	227.4	303.7	317.4	9%

Loss and LAE	130.4	137.9	146.6	166.0	149.3	14%
Policy acquisition expenses	49.0	53.5	58.6	57.9	57.4	17%
Other underwriting expenses	49.3	44.1	38.7	41.2	48.8	-1%
General and administrative expenses	2.3	2.6	2.5	2.4	2.7	17%
Interest expense on debt	6.3	6.0	4.1	4.1	4.1	-35%
Total expenses	237.3	244.1	250.5	271.6	262.3	11%

Pre-tax income (loss)	52.7	21.6	(23.1)	32.1	55.1	5%
Income tax (expense) benefit	(9.7)	(4.4)	11.1	0.9	(10.4)	7%
Net income (loss) including noncontrolling interests	43.0	17.2	(12.0)	33.0	44.7	4%
Loss from discontinued operations, net of tax	(0.7)	(1.2)	(2.5)	(1.5)	(0.1)	-86%
Loss from sale of discontinued operations, net of tax [1]	—	—	(18.2)	(1.0)	—	0%
Net income (loss) including noncontrolling interests	42.3	16.0	(32.7)	30.5	44.6	5%
Less: Net (income) loss attributable to noncontrolling interests	(0.4)	(0.5)	(0.2)	0.1	(0.6)	50%
Net income (loss) attributable to OneBeacon’s common shareholders	41.9	15.5	(32.9)	30.6	44.0	5%
Other comprehensive income (loss) items	0.1	—	0.2	(11.5)	0.2	100%
Comprehensive income (loss) attributable to OneBeacon’s common shareholders	$42.0	$15.5	$(32.7)	$19.1	$44.2	5%

[1] Represents the after tax estimated loss on the sale of AutoOne.

OneBeacon Insurance Group, Ltd.

Comprehensive Income (Loss), Net Income (Loss) and Operating Income (Loss)

(in millions, except per share amounts)

						Twelve
	Three Months Ended					Months Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Mar 31,
	2011	2011	2011	2011	2012	2012
Comprehensive income (loss) attributable to OneBeacon’s common shareholders	$42.0	$15.5	$(32.7)	$19.1	$44.2	$46.1

Net income (loss) attributable to OneBeacon’s common shareholders	$41.9	$15.5	$(32.9)	$30.6	$44.0	$57.2
Weighted average common shares outstanding [1]	94.4	94.7	95.1	95.1	95.2	95.0
Net income (loss) attributable to OneBeacon’s common shareholders per share	$0.44	$0.16	$(0.35)	$0.32	$0.46	$0.60

Net income (loss) attributable to OneBeacon’s common shareholders	$41.9	$15.5	$(32.9)	$30.6	$44.0	$57.2
Less:
Net realized and unrealized investment gains and losses	(23.1)	(11.0)	47.4	(23.9)	(29.8)	(17.3)
Tax effect on net realized and unrealized investment gains and losses	8.1	3.8	(16.6)	8.4	10.4	6.0
Operating income (loss)	$26.9	$8.3	$(2.1)	$15.1	$24.6	$45.9
Weighted average common shares outstanding [1]	94.4	94.7	95.1	95.1	95.2	95.0

Operating income (loss) per share	$0.28	$0.09	$(0.02)	$0.16	$0.26	$0.48

[1] Weighted average common shares outstanding includes the impact of unvested restricted shares and also the impact of repurchases of Class A common shares made through the company’s share repurchase program.

OneBeacon Insurance Group, Ltd.

Computation of Return on Equity Measures

($ in millions)

Twelve Months
Ended
Mar 31, 2012
Numerator:
[A] Comprehensive income attributable to OneBeacon’s common shareholders (see p. 3)	$46.1

[B] Operating income (see p. 3)	$45.9

	As of	As of
	Mar 31, 2011	Mar 31, 2012	Average
Denominator:
[C] OneBeacon’s common shareholders’ equity	$1,251.3	$1,138.4	$1,194.9

Less:
Cumulative net unrealized gains and losses and net foreign currency gains and losses on investments [1]	(154.2)	(111.9)
Tax effect on cumulative net unrealized gains and losses and net foreign currency gains and losses on investments	54.0	39.2
AOCI/L, after-tax	(0.4)	10.7

[D] Adjusted OneBeacon’s common shareholders’ equity excluding cumulative net unrealized investment gains and losses, after tax, and AOCI/L	$1,150.7	$1,076.4	$1,113.6

Returns:
Comprehensive return on average OneBeacon’s common shareholders’ equity [ A / C]			3.9%

Operating return on average adjusted OneBeacon’s common shareholders’ equity excluding cumulative net unrealized investment gains and losses, after tax, and AOCI/L [ B / D]			4.1%

[1]   Cumulative net unrealized gains and losses and net foreign currency gains and losses on investments as of March 31, 2011 and 2012 includes unrealized gains and losses on investments held as well as deferred gains and losses relating to sales of investments to entities under common control.

OneBeacon Insurance Group, Ltd.

Consolidated Balance Sheets

($ in millions)

	As of
	Dec 31, 2011	Mar 31, 2012	% Change

Assets
Investment securities
Fixed maturity investments	$1,886.2	$1,831.9	-3%
Short-term investments	320.0	306.1	-4%
Common equity securities	266.5	281.5	6%
Convertible fixed maturity investments	79.8	80.1	0%
Other investments	155.1	155.9	1%
Total investments	2,707.6	2,655.5	-2%

Cash	54.9	87.0	58%
Reinsurance recoverable on unpaid losses [1]	2,167.5	2,109.0	-3%
Reinsurance recoverable on paid losses	16.5	25.9	57%
Premiums receivable	230.9	254.5	10%
Deferred acquisition costs	123.5	117.9	-5%
Ceded unearned premiums	10.7	9.7	-9%
Net deferred tax asset	93.6	82.1	-12%
Investment income accrued	14.1	11.3	-20%
Accounts receivable on unsettled investment sales	0.5	1.8	NM
Other assets	269.2	273.8	2%
Assets held for sale [2]	132.6	—	-100%
Total assets	$5,821.6	$5,628.5	-3%

Liabilities
Loss and LAE reserves [1]	$3,358.6	$3,249.6	-3%
Unearned premiums	528.0	557.9	6%
Debt	269.7	269.8	0%
Ceded reinsurance payable	23.4	22.4	-4%
Accounts payable on unsettled investment purchases	22.7	61.0	169%
Other liabilities	397.7	315.1	-21%
Liabilities held for sale [2]	107.6	—	-100%
Total liabilities	4,707.7	4,475.8	-5%

OneBeacon’s common shareholders’ equity and noncontrolling interests
OneBeacon’s common shareholders’ equity:
Common shares and paid-in surplus	1,002.2	1,016.6	1%
Retained earnings	108.5	132.5	22%
Accumulated other comprehensive income (loss), after tax:
Other comprehensive income and loss items	(10.9)	(10.7)	-2%
Total OneBeacon’s common shareholders’ equity	1,099.8	1,138.4	4%
Total noncontrolling interests	14.1	14.3	1%
Total OneBeacon’s common shareholders’ equity and noncontrolling interests	1,113.9	1,152.7	3%

Total liabilities, OneBeacon’s common shareholders’ equity and noncontrolling interests	$5,821.6	$5,628.5	-3%

[1]          In connection with purchase accounting for the OneBeacon Acquisition, OneBeacon was required to adjust to fair value its loss and LAE reserves and the related reinsurance recoverables on the acquired balance sheet.  This adjustment is being accreted ratably with and over the period the claims are settled.  As of December 31, 2011 and March 31, 2012, the balances of these purchase accounting adjustments were $163.3 and $160.0, respectively.

[2]          In accordance with generally accepted accounting principles, assets and liabilities being sold as part of the AutoOne Transaction are required to be presented separately in the December 31, 2011 consolidated balance sheet.  The AutoOne Transaction closed on February 22, 2012.

OneBeacon Insurance Group, Ltd.

Book Value Per Share

(in millions, except per share amounts)

	As of	As of
	Dec 31, 2011	Mar 31, 2012
Numerator:
OneBeacon’s common shareholders’ equity	$1,099.8	$1,138.4

Denominator:
Common shares outstanding [1]	95.1	95.4

Book value per share	$11.56	$11.93

[1] Common shares outstanding includes the impact of unvested restricted shares and also the impact of repurchases of Class A common shares made through the company’s share repurchase program.

OneBeacon Insurance Group, Ltd.

Consolidated Pre-Tax Results from Operations

($ in millions)

	Three Months Ended					Year Over
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Year 3 Mo
	2011	2011	2011	2011	2012	% Change

Net written premiums	$259.9	$265.6	$296.8	$240.6	$303.6	17%
Earned premiums	245.1	247.5	258.6	264.3	272.8	11%

Loss and LAE
Current year	(135.5)	(148.0)	(156.4)	(143.9)	(138.8)	2%
Prior year fav (unfav)	5.1	10.1	9.8	(22.1)	(10.5)	NM
Total loss and LAE	(130.4)	(137.9)	(146.6)	(166.0)	(149.3)	14%

Policy acquisition expenses	(49.0)	(53.5)	(58.6)	(57.9)	(57.4)	17%
Other underwriting expenses	(49.3)	(44.1)	(38.7)	(41.2)	(48.8)	-1%
Underwriting income (loss)	16.4	12.0	14.7	(0.8)	17.3	5%

Net investment income	21.0	18.7	16.1	15.6	14.7	-30%
Net realized and unrealized investment (losses) gains	23.1	11.0	(47.4)	23.9	29.8	29%
Net other revenues (expenses)	0.8	(11.5)	0.1	(0.1)	0.1	-88%
General and administrative expenses	(2.3)	(2.6)	(2.5)	(2.4)	(2.7)	17%
Interest expense on debt	(6.3)	(6.0)	(4.1)	(4.1)	(4.1)	-35%
Pre-tax income (loss)	$52.7	$21.6	$(23.1)	$32.1	$55.1	5%

GAAP ratios						Point Change
Loss and LAE
Current year:
Non-cat loss and LAE incurred CAY	52.3%	54.3%	55.5%	53.4%	50.0%	2.3
Cat loss and LAE incurred CAY	3.0%	5.5%	5.0%	1.1%	0.9%	2.1
Total loss and LAE CAY	55.3%	59.8%	60.5%	54.5%	50.9%	4.4
Prior year: (fav) unfav
Non-cat loss and LAE incurred PAY	-3.2%	-4.1%	-4.0%	7.9%	3.4%	(6.6)
Cat loss and LAE incurred PAY	1.1%	0.0%	0.2%	0.4%	0.4%	0.7
Total loss and LAE PAY	-2.1%	-4.1%	-3.8%	8.3%	3.8%	(5.9)
Total loss and LAE	53.2%	55.7%	56.7%	62.8%	54.7%	(1.5)

Policy acquisition expenses	20.0%	21.6%	22.7%	21.9%	21.0%	(1.0)
Other underwriting expenses	20.1%	17.8%	14.9%	15.6%	17.9%	2.2
Total expenses	40.1%	39.4%	37.6%	37.5%	38.9%	1.2

GAAP combined ratio	93.3%	95.1%	94.3%	100.3%	93.6%	(0.3)

Combined ratio before catastrophes	89.2%	89.6%	89.1%	98.8%	92.3%	(3.1)

Combined ratio before catastrophes and prior year development	92.4%	93.7%	93.1%	90.9%	88.9%	3.5

Long-term incentive compensation (LTIP) expense	2.1%	1.9%	-1.3%	0.0%	1.9%	0.2

Combined ratio before catastrophes, prior year development and LTIP expense	90.3%	91.8%	94.4%	90.9%	87.0%	3.3

OneBeacon Insurance Group, Ltd.

Consolidating Pre-Tax Results from Operations

For the Three Months Ended March 31, 2011 and 2012

($ in millions)

	Specialty Insurance		Other Insurance		Investing, Financing and
	Operations		Operations [1]		Corporate Operations		Consolidated
	2011	2012	2011	2012	2011	2012	2011	2012

Earned premiums	$241.9	$271.8	$3.2	$1.0	$—	$—	$245.1	$272.8
Loss and LAE	(132.6)	(136.5)	2.2	(12.8)	—	—	(130.4)	(149.3)
Policy acquisition expenses	(49.2)	(58.2)	0.2	0.8	—	—	(49.0)	(57.4)
Other underwriting expenses	(46.4)	(47.4)	(2.9)	(1.4)	—	—	(49.3)	(48.8)
Underwriting income (loss)	13.7	29.7	2.7	(12.4)	—	—	16.4	17.3

Net investment income	—	—	—	—	21.0	14.7	21.0	14.7
Net realized and unrealized investment gains	—	—	—	—	23.1	29.8	23.1	29.8
Net other revenues (expenses)	0.1	0.1	0.9	0.2	(0.2)	(0.2)	0.8	0.1
General and administrative expenses	(0.5)	(0.3)	—	—	(1.8)	(2.4)	(2.3)	(2.7)
Interest expense on debt	—	—	—	—	(6.3)	(4.1)	(6.3)	(4.1)
Pre-tax income (loss)	$13.3	$29.5	$3.6	$(12.2)	$35.8	$37.8	$52.7	$55.1

Ratios:
Loss and LAE	54.8%	50.2%					53.2%	54.7%
Expense	39.5%	38.9%					40.1%	38.9%
Total GAAP combined	94.3%	89.1%					93.3%	93.6%

[1]   As Other Insurance Operations consists of business in run-off, GAAP ratios are not meaningful.

OneBeacon Insurance Group, Ltd.

Consolidating Loss and LAE Reserve Summaries

For the Three Months Ended March 31, 2011 and 2012

($ in millions)

	Specialty Insurance Operations				Other Insurance Operations [3]		Consolidated
	2011		2012		2011	2012	2011		2012

Gross beginning loss and LAE reserves [1]	$841.5		$868.6		$2,454.0	$2,490.0	$3,295.5		$3,358.6
Less beginning reinsurance recoverable on unpaid losses [1]	(60.1)		(61.6)		(1,833.1)	(2,105.9)	(1,893.2)		(2,167.5)
Net loss and LAE reserves	781.4		807.0		620.9	384.1	1,402.3		1,191.1

Loss and LAE incurred:
Current accident year	133.8		138.4		1.7	0.4	135.5		138.8
Prior accident year	(1.2)		(1.9)		(3.9)	12.4	(5.1)		10.5
Total incurred loss and LAE from continuing operations	132.6		136.5		(2.2)	12.8	130.4		149.3

Loss and LAE paid:
Current accident year	(21.6)		(20.2)		(3.5)	(2.1)	(25.1)		(22.3)
Prior accident year	(101.2)		(115.9)		(41.1)	(61.6)	(142.3)		(177.5)
Total paid loss and LAE from continuing operations	(122.8)		(136.1)		(44.6)	(63.7)	(167.4)		(199.8)

Net loss and LAE reserves	791.2		807.4		574.1	333.2	1,365.3		1,140.6
Total incurred loss and LAE from discontinued operations			—		14.2	6.7	14.2		6.7
Total paid loss and LAE from discontinued operations	—		—		(18.8)	(7.6)	(18.8)		(7.6)
Net loss and LAE reserve	791.2		807.4		569.5	332.3	1,360.7		1,139.7
Net loss and LAE reclassified from held for sale [2]	—		—		—	64.7	—		64.7
Net loss and LAE reserves sold as part of the AutoOne Transaction	—		—		—	(63.8)	—		(63.8)
Net ending loss and LAE reserve	791.2		807.4		569.5	333.2	1,360.7		1,140.6
Plus ending reinsurance recoverable on unpaid losses [1]	54.9		50.7		1,809.1	2,058.3	1,864.0		2,109.0
Gross ending loss and LAE reserves [1]	$846.1		$858.1		$2,378.6	$2,391.5	$3,224.7		$3,249.6

Earned premiums	$241.9		$271.8		$3.2	$1.0	$245.1		$272.8
Calendar year loss and LAE paid ratio	50.8%		50.1%		NM	NM	68.3%		73.2%
Calendar year loss and LAE incurred ratio	54.8%		50.2%		NM	NM	53.2%		54.7%
Prior accident year development	(0.5	)pts	(0.7	)pts	NM	NM	(2.1	)pts	3.8	pts
Current accident year loss and LAE paid to incurred ratio	16.1%		14.6%		NM	NM	18.5%		16.1%

[1] Gross beginning and ending loss and LAE reserves and reinsurance recoverables on unpaid losses for Other Insurance Operations and Consolidated include purchase accounting adjustments relating to the OneBeacon Acquisition.  (See p.5.)

[2] In accordance with generally accepted accounting principles, assets and liabilities being sold as part of the AutoOne Transaction were required to be presented separately in the December 31, 2011 consolidated balance sheet.

[3] As Other Insurance Operations consists of business in run-off, GAAP ratios are not meaningful.

OneBeacon Insurance Group, Ltd.

Specialty Insurance Operations - Pre-Tax Results from Operations

($ in millions)

	Three Months Ended					Year Over
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Year 3 Mo
	2011	2011	2011	2011	2012	% Change

Net written premiums	$258.3	$266.0	$297.2	$241.2	$303.1	17%
Earned premiums	241.9	246.9	259.1	264.2	271.8	12%

Loss and LAE
Current year	(133.8)	(146.1)	(155.7)	(142.4)	(138.4)	3%
Prior year fav (unfav)	1.2	7.1	6.0	15.3	1.9	58%
Total loss and LAE	(132.6)	(139.0)	(149.7)	(127.1)	(136.5)	3%

Policy acquisition expenses	(49.2)	(53.5)	(58.6)	(59.7)	(58.2)	18%
Other underwriting expenses	(46.4)	(42.0)	(36.0)	(37.8)	(47.4)	2%
Underwriting income	13.7	12.4	14.8	39.6	29.7	117%

Net other revenues	0.1	0.1	0.3	0.1	0.1	0%
General and administrative expenses	(0.5)	(0.4)	(0.4)	(0.4)	(0.3)	-40%
Pre-tax income	$13.3	$12.1	$14.7	$39.3	$29.5	122%

GAAP ratios						Point Change
Loss and LAE
Current year:
Non-cat loss and LAE incurred CAY	52.3%	53.6%	55.1%	52.9%	50.0%	2.3
Cat loss and LAE incurred CAY	3.0%	5.5%	5.0%	1.1%	0.9%	2.1
Total loss and LAE CAY	55.3%	59.1%	60.1%	54.0%	50.9%	4.4
Prior year: (fav) unfav
Non-cat loss and LAE incurred PAY	-1.2%	-2.8%	-2.1%	-6.2%	-1.1%	(0.1)
Cat loss and LAE incurred PAY	0.7%	0.0%	-0.2%	0.3%	0.4%	0.3
Total loss and LAE PAY	-0.5%	-2.8%	-2.3%	-5.9%	-0.7%	0.2
Total loss and LAE	54.8%	56.3%	57.8%	48.1%	50.2%	4.6

Policy acquisition expenses	20.3%	21.7%	22.6%	22.6%	21.4%	(1.1)
Other underwriting expenses	19.2%	17.0%	13.9%	14.3%	17.5%	1.7
Total expenses	39.5%	38.7%	36.5%	36.9%	38.9%	0.6

GAAP combined ratio	94.3%	95.0%	94.3%	85.0%	89.1%	5.2

Combined ratio before catastrophes	90.6%	89.5%	89.5%	83.6%	87.8%	2.8

Combined ratio before catastrophes and prior year development	91.8%	92.3%	91.6%	89.8%	88.9%	2.9

Long-term incentive compensation (LTIP) expense	1.9%	1.9%	-1.2%	0.0%	1.9%	—

Combined ratio before catastrophes, prior year development and LTIP expense	89.9%	90.4%	92.8%	89.8%	87.0%	2.9

OneBeacon Insurance Group, Ltd.

Specialty Insurance Operations

Consolidating Pre-Tax Results from Operations by Major Underwriting Unit

For the Three Months Ended March 31, 2012

($ in millions)

	MGA	Specialty	Specialty	Specialty Insurance
	Business	Industries	Products	Operations

Net written premiums	$55.7	$110.3	$137.1	$303.1
Earned premiums	72.9	98.7	100.2	271.8

Loss and LAE
Current year	(30.4)	(49.6)	(58.4)	(138.4)
Prior year fav (unfav)	(0.6)	0.1	2.4	1.9
Total loss and LAE	(31.0)	(49.5)	(56.0)	(136.5)

Policy acquisition expenses	(24.6)	(17.8)	(15.8)	(58.2)
Other underwriting expenses	(7.7)	(19.9)	(19.8)	(47.4)
Underwriting income	9.6	11.5	8.6	29.7

Net other revenues	0.1	—	—	0.1
General and administrative expenses	(0.3)	—	—	(0.3)
Pre-tax income	$9.4	$11.5	$8.6	$29.5

GAAP ratios
Loss and LAE
Current year
Non-cat loss and LAE incurred CAY	41.0%	48.9%	57.7%	50.0%
Cat loss and LAE incurred CAY	0.7%	1.4%	0.6%	0.9%
Total loss and LAE CAY	41.7%	50.3%	58.3%	50.9%
Prior year (fav) unfav
Non-cat loss and LAE incurred PAY	0.7%	-0.3%	-3.1%	-1.1%
Cat loss and LAE incurred PAY	0.1%	0.2%	0.7%	0.4%
Total loss and LAE PAY	0.8%	-0.1%	-2.4%	-0.7%
Total loss and LAE	42.5%	50.2%	55.9%	50.2%

Policy acquisition expenses	33.7%	18.0%	15.8%	21.4%
Other underwriting expenses	10.6%	20.2%	19.7%	17.5%
Total expenses	44.3%	38.2%	35.5%	38.9%

GAAP combined ratio	86.8%	88.4%	91.4%	89.1%

Combined ratio before catastrophes	86.0%	86.8%	90.1%	87.8%

Combined ratio before catastrophes and prior year development	85.3%	87.1%	93.2%	88.9%

Long-term incentive compensation (LTIP) expense	1.2%	2.2%	2.1%	1.9%

Combined ratio before catastrophes, prior year development and LTIP expense	84.1%	84.9%	91.1%	87.0%

OneBeacon Insurance Group, Ltd.

Other Insurance Operations - Pre-Tax Results from Operations [1]

($ in millions)

	Three Months Ended					Year Over
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Year 3 Mo
	2011	2011	2011	2011	2012	% Change

Net written premiums	$1.6	$(0.4)	$(0.4)	$(0.6)	$0.5	-69%
Earned premiums	3.2	0.6	(0.5)	0.1	1.0	-69%

Loss and LAE
Current year	(1.7)	(1.9)	(0.7)	(1.5)	(0.4)	-76%
Prior year fav (unfav)	3.9	3.0	3.8	(37.4)	(12.4)	NM
Total loss and LAE	2.2	1.1	3.1	(38.9)	(12.8)	NM

Policy acquisition expenses	0.2	—	—	1.8	0.8	NM
Other underwriting expenses	(2.9)	(2.1)	(2.7)	(3.4)	(1.4)	-52%
Underwriting income (loss)	2.7	(0.4)	(0.1)	(40.4)	(12.4)	NM

Net other revenues	0.9	0.6	0.1	—	0.2	-78%
Pre-tax income (loss)	$3.6	$0.2	$—	$(40.4)	$(12.2)	NM

[1] As Other Insurance Operations consists of business in run-off, GAAP ratios are not meaningful.

OneBeacon Insurance Group, Ltd.

Investing, Financing and Corporate Operations - Pre-Tax Results from Operations

($ in millions)

	Three Months Ended					Year Over
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Year 3 Mo
	2011	2011	2011	2011	2012	% Change

Net investment income	$21.0	$18.7	$16.1	$15.6	$14.7	-30%
Net realized and unrealized investment gains (losses)	23.1	11.0	(47.4)	23.9	29.8	29%
Net other expenses	(0.2)	(12.2)	(0.3)	(0.2)	(0.2)	0%
General and administrative expenses	(1.8)	(2.2)	(2.1)	(2.0)	(2.4)	33%
Interest expense on debt	(6.3)	(6.0)	(4.1)	(4.1)	(4.1)	-35%
Pre-tax income (loss)	$35.8	$9.3	$(37.8)	$33.2	$37.8	6%

OneBeacon Insurance Group, Ltd.

Investment Results Pre-Tax

($ in millions)

	Three Months Ended					Year Over
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Year 3 Mo
	2011	2011	2011	2011	2012	% Change

Net investment income
Fixed maturity investments	$20.4	$19.0	$15.4	$14.9	$13.7	-33%
Short-term investments	—	0.1	—	—	—	0%
Common equity securities	1.4	1.0	1.5	1.4	1.7	21%
Convertible fixed maturity investments	1.0	0.8	0.8	0.9	1.1	10%
Other investments	—	(0.4)	0.1	—	(0.1)	NM
Total investment income	22.8	20.5	17.8	17.2	16.4	-28%
Less investment expenses	1.8	1.8	1.7	1.6	1.7	-6%
Net investment income	$21.0	$18.7	$16.1	$15.6	$14.7	-30%

Net realized investment gains (losses)
Fixed maturity investments	$7.2	$11.4	$6.7	$6.8	$15.2	111%
Short-term investments	—	—	—	—	—	0%
Common equity securities	2.7	1.5	14.5	(2.0)	3.6	33%
Convertible fixed maturity investments	3.3	1.2	0.3	(5.2)	0.9	-73%
Other investments	4.8	2.8	0.8	—	1.1	-77%
Net realized investment gains (losses)	$18.0	$16.9	$22.3	$(0.4)	$20.8	16%

Change in net unrealized investment gains (losses)
Fixed maturity investments	$(2.9)	$2.5	$(14.7)	$(3.6)	$(2.1)	28%
Short-term investments	—	—	—	—	—	0%
Common equity securities	8.5	(5.6)	(47.0)	22.0	4.8	-44%
Convertible fixed maturity investments	(2.2)	(4.1)	(7.1)	5.0	2.4	NM
Other investments	1.6	1.3	(0.5)	0.7	3.8	138%
Change in net unrealized investment gains (losses)	$5.0	$(5.9)	$(69.3)	$24.1	$8.9	78%

Change in net unrealized foreign currency translation
Fixed maturity investments	$0.1	$—	$(0.3)	$0.1	$0.1	0%
Short-term investments	—	0.1	(0.1)	0.1	—	0%
Common equity securities	—	(0.1)	—	—	—	0%
Convertible fixed maturity investments	—	—	—	—	—	0%
Other investments	—	—	—	—	—	0%
Change in net unrealized foreign currency translation	$0.1	$—	$(0.4)	$0.2	$0.1	0%

Total investment return
Fixed maturity investments	$24.8	$32.9	$7.1	$18.2	$26.9	8%
Short-term investments	—	0.2	(0.1)	0.1	—	0%
Common equity securities	12.6	(3.2)	(31.0)	21.4	10.1	-20%
Convertible fixed maturity investments	2.1	(2.1)	(6.0)	0.7	4.4	110%
Other investments	6.4	3.7	0.4	0.7	4.8	-25%
Total investment return	$45.9	$31.5	$(29.6)	$41.1	$46.2	1%

Inflation adjustment included in net investment income	$1.1	$0.7	$0.1	$0.1	$—	-100%

OneBeacon Insurance Group, Ltd.

Investment Returns

($ in millions)

	Three Months Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,
	2011	2011	2011 [1]	2011 [1]	2012 [1]

Average market value of investments
Fixed maturity investments	$2,418.2	$2,325.3	$2,175.4	$2,060.1	$1,915.0
Short-term investments	272.4	180.5	151.0	252.9	313.0
Common equity securities	297.6	307.3	274.6	255.5	274.0
Convertible fixed maturity investments	93.5	86.1	80.4	80.4	80.0
Other investments	167.2	160.6	157.7	156.1	155.5
Total average market value	$3,248.9	$3,059.8	$2,839.1	$2,805.0	$2,737.5

Investment returns
Fixed maturity investments	1.0%	1.4%	0.3%	0.9%	1.4%
Short-term investments	0.0%	0.1%	-0.1%	0.0%	0.0%
Total fixed income	0.9%	1.3%	0.3%	0.8%	1.2%
Common equity securities	4.2%	-1.0%	-11.3%	8.4%	3.7%
Convertible fixed maturity investments	2.2%	-2.4%	-7.5%	0.9%	5.5%
Total common equity & convertible fixed maturity investments	3.8%	-1.3%	-10.4%	6.6%	4.1%
Other investments	3.8%	2.3%	0.3%	0.4%	3.1%
Total common equity, convertible fixed maturity investments & other investments	3.8%	-0.3%	-7.1%	4.6%	3.8%

Total return	1.4%	1.0%	-1.0%	1.5%	1.7%

Average amortized cost of investments
Fixed maturity investments	$2,364.0	$2,270.4	$2,126.3	$2,018.3	$1,818.0
Short-term investments	271.9	180.5	151.0	252.9	313.0
Common equity securities	245.3	253.6	247.2	240.6	245.6
Convertible fixed maturity investments	82.7	78.4	78.3	79.4	75.3
Other investments	139.0	131.0	127.6	125.9	123.1
Total average amortized cost	$3,102.9	$2,913.9	$2,730.4	$2,717.1	$2,575.0

Investment yield
Fixed maturity investments	0.9%	0.8%	0.7%	0.7%	0.8%
Short-term investments	0.0%	0.1%	0.0%	0.0%	0.0%
Common equity securities	0.6%	0.4%	0.6%	0.6%	0.7%
Convertible fixed maturity investments	1.2%	1.0%	1.0%	1.1%	1.5%
Other investments	0.0%	-0.3%	0.1%	0.0%	-0.1%

Total investment yield	0.7%	0.7%	0.7%	0.6%	0.6%

[1]   For the three months ended September 30, 2011, December 31, 2011 and March 31, 2012, average market value of investments and amortized cost of investments were calculated prior to the reclassification of assets being sold as part of the AutoOne Transaction which were required to be presented separately in the September 30, 2011 and December 31, 2011 consolidated balance sheets.

OneBeacon Insurance Group, Ltd.

Composition of Invested Assets

($ in millions)

	Mar 31,		Jun 30,		Sep 30,		Dec 31,		Mar 31,
	2011		2011		2011 [1]		2011 [1]		2012
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturity investments	$2,422.0	74.9%	$2,228.5	77.2%	$2,122.2	76.1%	$1,998.0	70.9%	$1,831.9	69.0%
Short-term investments	244.8	7.6%	116.2	4.0%	185.8	6.7%	320.0	11.3%	306.1	11.5%
Common stock	309.9	9.6%	304.7	10.5%	244.5	8.7%	266.5	9.5%	281.5	10.6%
Convertible fixed maturity investments	92.3	2.9%	79.8	2.8%	80.9	2.9%	79.8	2.8%	80.1	3.0%
Other investments	163.0	5.0%	158.3	5.5%	157.1	5.6%	155.1	5.5%	155.9	5.9%
Total investments, market value	$3,232.0	100.0%	$2,887.5	100.0%	$2,790.5	100.0%	$2,819.4	100.0%	$2,655.5	100.0%

Inflation indexed treasuries	$88.0	3.6%	$28.4	1.3%	$37.8	1.8%	$37.9	1.9%	$22.5	1.2%
Other U.S. government obligations	167.2	6.9%	193.7	8.7%	186.1	8.8%	177.5	8.9%	181.9	9.9%
Debt securities issued by industrial corporations	934.8	38.6%	822.7	36.9%	789.7	37.2%	758.7	38.0%	711.4	38.8%
Municipal obligations	2.0	0.1%	2.0	0.1%	1.8	0.1%	2.2	0.1%	2.2	0.1%
Asset-backed securities	1,135.9	47.0%	1,090.3	49.0%	1,027.6	48.4%	938.3	47.0%	823.4	45.0%
Foreign government obligations	8.3	0.3%	8.4	0.3%	8.1	0.3%	8.1	0.3%	8.1	0.5%
Preferred stocks	85.8	3.5%	83.0	3.7%	71.1	3.4%	75.3	3.8%	82.4	4.5%
Total fixed maturity investments, market value	$2,422.0	100.0%	$2,228.5	100.0%	$2,122.2	100.0%	$1,998.0	100.0%	$1,831.9	100.0%

Government bonds	$250.2	10.6%	$219.9	10.1%	$221.9	10.7%	$213.6	10.9%	$203.1	11.3%
AAA/Aaa	1,103.0	46.5%	1,049.0	48.2%	175.6	8.4%	75.9	3.9%	791.5	44.2%
AA/Aa	78.6	3.3%	73.6	3.4%	896.7	43.1%	892.4	45.6%	63.9	3.6%
A/A	387.8	16.4%	333.5	15.4%	303.4	14.6%	315.7	16.1%	308.9	17.2%
BBB/Baa	464.8	19.6%	420.4	19.4%	403.7	19.4%	370.3	19.0%	335.7	18.7%
Other/not rated	84.5	3.6%	75.5	3.5%	79.2	3.8%	88.2	4.5%	88.8	5.0%
Total fixed maturities, amortized cost	$2,368.9	100.0%	$2,171.9	100.0%	$2,080.5	100.0%	$1,956.1	100.0%	$1,791.9	100.0%

[1]   Invested assets as of September 30, 2011 and December 31, 2011 represent assets held prior to the reclassification of assets being sold as part of the AutoOne Transaction which were required to be presented separately in the September 30, 2011 and December 31, 2011 consolidated balance sheets in accordance with generally accepted accounting principles.  Invested assets reclassified to “assets held for sale” as of September 30, 2011 and December 31, 2011 included $102.9 million and $111.8 million, respectively, of investments.

OneBeacon Insurance Group, Ltd.

Capital Structure

($ in millions)

	As of
	Dec 31, 2011	Mar 31, 2012

Debt (including current portion):
Senior notes	$269.7	$269.8

OneBeacon’s common shareholders’ equity	1,099.8	1,138.4

Total capitalization	$1,369.5	$1,408.2

Ratio of debt to total capital	19.7%	19.2%

OneBeacon Insurance Group, Ltd.

Interest Coverage

($ in millions)

		Twelve Months Ended
		Dec 31,	Mar 31,
		2011	2012

	Pre-tax income	$83.3	$85.7
	Less:
	Net realized and unrealized investment (gains)/losses	(10.6)	(17.3)
	Interest expense on debt	20.5	18.3
[A]	Pre-tax operating income before interest expense on debt	$93.2	$86.7

[B]	Interest expense on debt	$20.5	$18.3

	Interest coverage [A/B]	4.5x	4.7x